Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Arthur Roy, the Chief Executive Officer of LIBERTY ENERGY CORP  (the "Company"), DOES HEREBY CERTIFY that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2014 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 23rd day of June, 2014.

/s/ Arthur Roy

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Arthur Roy

President, Secretary and

Chairman of the Board of Directors

(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Liberty Energy Corp and will be retained by Liberty Energy Corp and furnished to the Securities and Exchange Commission or its staff upon request.